Exhibit 10.1

                         LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is made as of the 22nd day of April, 1994 by and between AGREE LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 31850 Northwestern Highway, Farmington Hills, Michigan 48334 (hereinafter collectively referred to as "Borrower") and NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, whose address is One Nationwide Plaza, Columbus, Ohio 43216, Attention: Real Estate Investments (hereinafter referred to as "Lender").

                            W I T N E S S E T H:

     The following is a recital of facts underlying this Agreement:

     A. Shawano Plaza, Plymouth Commons and Chippewa Commons, Michigan co-partnerships (collectively, the "Original Borrower") heretofore borrowed the sum of Twenty-One Million Dollars ($21,000,000) (the "Loan") from Lender, as evidenced by a promissory note ("Original Note") dated November 12, 1990 in the original principal amount of the Loan.

     B. To secure repayment of the Loan together with all interest and charges of whatever nature to become due thereunder, the Original Borrower executed and delivered to Lender a Mortgage and Security Agreement (the "Mortgage") and an Assignment of Leases, Rents and Profits (the "Assignment"), each dated November 12, 1990 and recorded in the Offices of the Registers of Deeds of Shawano, Sheboygan and Chippewa Counties, Wisconsin, and various other documents were executed by the Original Borrower, the Lender or Richard Agree and Edward Rosenberg ("Agree and Rosenberg") including, without limitation, certain guaranties. The Mortgage, the Assignment and such other documents (excluding any Mortgage
Note) are hereinafter collectively referred to as the "Loan Documents".

     C. On or about February 18, 1991, the Lender made another loan (the "Michigan Loan") to Rapids Associates, Marshall Plaza Phase Two, Petoskey Town Center and Charlevoix Commons, Michigan co-partnerships (collectively, the "Michigan Original Borrower"), which Michigan Loan was cross-collateralized and cross-defaulted with the Loan. Certain amendments were made to the Original Note and the Loan Documents in connection with such cross-collateralization.

     D. The Property (as that term is defined in the Mortgage) has been conveyed by the Original Borrower to the Borrower.

     E. Lender has agreed to accept partial prepayment of the Loan and the Michigan Loan and to restructure the Loan and the Michigan Loan as set forth in the letters to Lender from Agree and Rosenberg on behalf of the Original Borrower and the Michigan Original Borrower dated March 2, 1994 and April 19, 1994, copies of which are attached hereto as Exhibit A-1, and in the letter from the Lender to Agree and Rosenberg dated March 17, 1994, a copy of which is attached hereto as Exhibit A-2. The parties hereto are entering into this Agreement for the purpose of stating certain terms and conditions of the restructured Loan.

     NOW THEREFORE, in consideration of the mutual covenants and conditions stated herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower, Lender, Agree and Rosenberg agree as follows:

     1. Concurrently herewith, Borrower has partially prepaid the Loan such that the principal balance thereof has been reduced to Fourteen Million Four Hundred Fifty Thousand and 00/100 Dollars ($14,450,000.00) and, to evidence the reduced Loan, has executed and delivered to Lender a Mortgage Note (the "New Note") in such amount in substitution and complete replacement for the Original Note. The Lender and Borrower have executed amendments to the Mortgage and Assignment which reflect the replacement of the Original Note by the New Note. The parties hereto agree that all references in the other Loan Documents to the Original Note shall hereafter be deemed to refer to the New Note. Agree and Rosenberg specifically agree and confirm that the Indemnity dated November 12, 1990 executed by them for the benefit of the Lender remains in full force and effect with respect to the restructured Loan as evidenced by the New Note and that any Guaranty executed by them for the benefit of the Lender and not released by the Lender prior hereto remains in full force and effect with respect to the restructured Loan as evidenced by the New Note.

     2. Lender hereby consents to the conveyance of the Property (as that term is defined in the Mortgage) to the Borrower, an entity whose owners are those persons described in Exhibit A-1 hereto and who hold the respective interests described in Exhibit A-1. The conveyance is subject to the Mortgage, Assignment and other Loan Documents and nothing herein shall be deemed to be a release, discharge or modification of any liability of Agree and Rosenberg thereunder. Nothing herein shall be deemed to be a consent by Lender to any other or further transfer or conveyance of the Property.

     3. Borrower assumes and agrees to pay, perform and fulfill all of the obligations of the Original Borrower under the Loan Documents and to be bound by all of the terms and provisions thereof as fully and completely as though Borrower had originally executed the Loan Documents.

     4. This Agreement shall be governed by the laws of the State of Wisconsin and shall be binding upon the parties hereto and their respective heirs, successors and assigns. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Loan Modification Agreement has been executed by the parties hereto as of the date above.

                              AGREE LIMITED PARTNERSHIP, a
                              Delaware limited partnership

                              By:  AGREE REALTY CORPORATION, a
                                   Maryland Corporation

                              Its: General Partner

                                   By:  /s/ Richard Agree
                                        ------------------------
                                        Name:
                                        Title:

                              /s/ Richard Agree
                              ----------------------------------
                              RICHARD AGREE

                              /s/ Edward Rosenberg
                              ----------------------------------
                              EDWARD ROSENBERG

                              NATIONWIDE LIFE INSURANCE COMPANY

                              By:  /s/ James W. Prude
                                   -----------------------------
                                   Its: Vice President

                              Attest:   /s/ Dennis W. Celick
                                        ------------------------
                                        Its: Assistant Secretary

                                 EXHIBIT A-1


March 2, 1994

Mr. Jerry Spangler
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43216

RE:  AGREE K-MART LOANS
     LOAN A -- WISCONSIN -- No. 030301843
     LOAN B -- MICHIGAN -- No. 030301852

Gentlemen:

On November 13, 1990 and February 19, 1991, the above referenced Loan A and Loan B, respectively, closed with Nationwide Life Insurance Company (hereinafter "Nationwide").

In order to refinance and consolidate these loans, the Borrower hereby makes Application to Nationwide subject, but not limited to the following conditions:

Borrower:      Seven individual partnerships, which interests will be
               assigned to Agree Realty Limited Partnership, a Delaware
               Limited Partnership, the owners of which are as follows:

               General Partner:

                    Agree Realty Corporation, a Maryland Corporation 76.01%*

               Limited Partners:

                    Richard Agree                           12.40%*
                    Edward Rosenberg                         9.03%*
                    Joel Weiner                              2.56%*
                                                            -----
                    Total                                   100.0%

                    *Approximate Interests

Loan Amount:   $33,600,000

               It is understood and agreed that the balances on the two existing loans will be paid down by a total of approximately $11,000,000. Nationwide is to receive a prepayment premium of $1,820,000 at the time of closing. This penalty

Mr. Jerry Spangler
March 2, 1994
Page 2

               assumes a closing in the month of April 1994. Should closing occur later, Nationwide shall be paid a prepayment premium as follows:

               May 1994:      $1,730,000
               June 1994:     $1,640,000
               July 1994:     $1,550,000

Interest Rate: 6.875%.

Commitment
  Fee:         At closing, Nationwide is to receive a fee of $700,000.

Maturity Date: November 15, 2005

Monthly
  Payments:    Years 1-5:     $192,500/month (interest only)
               Thereafter:    Based upon a rate as determined below and a
                              22 year amortization.

Rate Reset:    At the end of the 5th year the rate will be reset for the
               remaining loan term as provided for in the existing loan documents.

Closing Date:  No later than July 15, 1994

Documentation: It is understood and agreed that all other terms and conditions of the existing loan documents shall remain the same.

               Nationwide will attempt to use the existing loan documents subject to the changes required by the refinancing and subject to changes necessary to perfect Nationwide's first lien on the property.

Expenses:      Borrower will be responsible for all expenses relating to
               the refinancing of the existing loans, whether the refinancing closes or not.

Good Faith
  Deposit: Borrower herewith deposits $50,000 as a good faith deposit. This good faith deposit will be refunded, less Nationwide's out of pocket expenses, if any, upon closing and receipt by Nationwide of all closing items. If the loan fails to close as herein contemplated, Nationwide shall retain this deposit.

By execution of this agreement, Borrower authorizes Nationwide (or its correspondent) to perform any necessary credit and financial inquiries. Borrower agrees to provide any information requested by Nationwide.

The undersigned hereby apply for this refinancing and consolidation for Shawano Plaza, Plymouth Commons, and Chippewa Commons (Loan A) and Rapids Associates, Charlevoix Commons, Marshall Plaza Phase Two and Petoskey Town Center (Loan B), each a Michigan Co-Partnership.

Mr. Jerry Spangler
March 2, 1994
Page 3


By:  /s/ Richard Agree
     Richard Agree, Its Co-Partner

And: /s/ Edward Rosenberg
     Edward Rosenberg, Its Co-Partner

Nationwide Hereby Accepts The Above Application. *

NATIONWIDE LIFE INSURANCE COMPANY

By:  /s/ Robert H. McNaghten       Date:     March 17, 1994
     ---------------------------         ---------------------
     Name:

     Vice President
     ---------------------------
     Title:

* Subject to Nationwide's March 17, 1994, letter of modification and clarification.

April 19, 1994


Mr. Jerry Spangler
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43216

RE:  Agree Kmart Loans
     Loan A -- Wisconsin No. 03-0301843
     Loan B -- Michigan No. 03-0301852

Gentlemen:

     The purpose of this letter is to confirm our agreement to modify the March 17, 1994, letter amendment to our March 2, 1994, Agreement.

     Numbered Paragraph 5 of the March 17, 1994, letter amendment is hereby deleted in its entirety and replaced with the following:

     5. In the "Rate Reset" section of the Agreement delete "as provided for in the existing loan documents" and replace with "to Nationwide's then-prevailing Interest rate for a loan with a seven-year term."

     The balance of the Agreement, as modified by letter dated March 17, 1994, is hereby ratified and affirmed.

     Please acknowledge your acceptance by signing below:

                              Very truly yours,

                              Shawano Plaza
                              Plymouth Commons
                              Chippewa Commons
                              Rapids Associates
                              Charlevoix Commons
                              Marshall Plaza Phase Two
                              Petoskey Town Center

                              By:  /s/ Richard Agree
                                   ----------------------
                                   Richard Agree, Partner

ACKNOWLEDGED AND ACCEPTED:

Nationwide Life Insurance Company
April 20, 1994

By: /s/
    -------------------------
Its: Vice President
    -------------------------

                                 EXHIBIT A-2

                                              [ LOGO - NATIONWIDE INSURANCE ]

NATIONWIDE LIFE INSURANCE COMPANY
HOME OFFICE ONE NATIONWIDE PLAZA - COLUMBUS, OH 43215-2220

March 17, 1994

Messrs. Richard Agree and Edward Rosenberg
C/o Mr. David J. Sibbold
Proctor & Associates
3883 Telegraph Road, Suite 104
P.O. Box 769
Bloomfield Hills, MI 48303

Re:  Agree K-Mart Loans
     Loan A -- Wisconsin No. 03-0301843
     Loan B -- Michigan No. 03-0301852

Gentlemen:

Nationwide Life Insurance Company hereby approves the March 2, 1994, Letter Agreement ("Agreement") to refinance the above-captioned loans subject to the following modifications and clarifications:

1. It is understood and agreed that instead of consolidating the two loans into one loan as contemplated in the Agreement, two separate loans shall be maintained: $14,450,000 for Loan A (Wisconsin) and $19,150,000 for Loan B (Michigan).

2. It is further understood and agreed that the prepayment premiums outlined in the Agreement shall be divided between Loan A and Loan B, 43 percent and 57 percent, respectively.

3. The Commitment Fee of $700,000 outlined in the "Commitment Fee" section of the Agreement shall be apportioned $301,000 to Loan A and $399,000 to Loan B.

4. The monthly payment outlined under the "Monthly Payments" section of the Agreement shall be changed to "$82,786.46" for Loan A and "$109,713.54" for Loan B.

5. In the "Rate Reset" section of the Agreement delete "as provided for in the existing loan documents" and replace with "to Nationwide's then-prevailing interest rate for a loan with a six-year term".

6. In the "Documentation" section of the Agreement add the following new paragraph:

     "The conditions for release of Property from the security for the loan set out in Section 30 of the Mortgage for each of the loans shall be amended as follows:

     a. The "eighty percent (80%)" loan-to-value requirement and "1.1" times debt service requirement in the last paragraph of section 30 shall be changed to "sixty-two percent (62%)" and "1.75", respectively.

Messrs. Richard Agree and Edward Rosenberg
Page 2
March 17, 1994


     b. The "Project Value" of each property in this same paragraph shall be changed to the following:

                    Shawano            $5,650,000
                    Plymouth            4,350,000
                    Chippewa Falls      4,450,000
                    Big Rapids          5,790,000
                    Charlevoix          3,690,000
                    Marshall            3,660,000
                    Petoskey            6,010,000

These modifications constitute the only changes made to the Agreement. Please signify your acceptance of these changes by signing and returning the original of this amendment letter to Jerry P. Spangler at the letterhead address no later than March 25, 1994.

Very truly yours,

NATIONWIDE LIFE INSURANCE COMPANY

/s/ Robert H. McNaghten
-----------------------
Robert H. McNaghten
Vice President

JPS/RHM/sac

Accepted by Borrowers the 22nd day of March, 1994

Shawano Plaza
Plymouth Commons
Chippewa Commons
Rapids Associates
Charlevoix Commons
Marshall Plaza Phase Two
Petoskey Town Center

By: /s/ Richard Agree
    -----------------------------
    Richard Agree, Its Co-Partner

By: /s/ Edward Rosenberg
    --------------------------------
    Edward Rosenberg, Its Co-Partner